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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                              September 20, 2001

                            3TEC ENERGY CORPORATION
            (Exact name of Registrant as specified in its charter)

DELAWARE                           0-21702                63-1081013
--------                           -------                ----------
(State or other jurisdiction       (Commission File       (IRS Employer
of incorporation)                  Number)                Identification No.)

              700 Milam Street, Suite 1100,  Houston, Texas 77002
             (Address of principal executive offices and zip code)

                                (713) 821-7100
              Registrant's telephone number, including area code

        Two Shell Plaza, 777 Walker, Suite 2400,  Houston, Texas 77002
                               (Former Address)


ITEM 5 - OTHER EVENTS

     3TEC Energy Corporation ("3TEC") announced September 20, 2001, that its board of directors has authorized 3TEC to repurchase up to 1.5 million shares of 3TEC common stock. Management shall have the discretion to make the purchases in the open market or otherwise until December 31, 2001 at a price not to exceed $14.00 per share.

     The September 20, 2001 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:
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99.1 Press Release issued by the Registrant on September 20, 2001


                                  SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     3TEC Energy Corporation
                                     (Registrant)

Date: September 24, 2001                   By: /s/ Floyd C. Wilson
                                              ---------------------------------
                                           Floyd C. Wilson
                                           Chief Executive Officer and Chairman
                                           of the Board



                               INDEX TO EXHIBITS

99.1 Press Release dated September 20, 2001.